Exhibit 99.1

For more information, contact:

Kathleen Nemeth

Senior Vice President, Investor Relations

Kathleen.Nemeth@omnicell.com

650-435-3318

Omnicell Appoints Nnamdi Njoku as Executive Vice President and Chief Operating Officer

The Company taps business and operations executive with expertise that spans healthcare and med tech to help scale pharmacy automation and drive multi-year innovation and excellence

FORT WORTH, Texas, -- September 25, 2024—Omnicell, Inc. (Nasdaq: OMCL) (“Omnicell” or the “Company”), a leader in transforming the pharmacy care delivery model, today announced that Nnamdi Njoku has been appointed Executive Vice President and Chief Operating Officer of the Company, effective October 7, 2024.

In this newly created role, Mr. Njoku will report to Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. Mr. Njoku will lead the Company’s global operations.

Mr. Njoku is a seasoned business executive with approximately 25 years of experience in leading global operations at several global healthcare and medical technology organizations. He most recently served as President – Sports Medicine, Surgical, Upper Extremities and Restorative Therapies of Zimmer Biomet Holdings, Inc. Prior to this role, Mr. Njoku served more than 18 years at Medtronic plc, a leading global healthcare technology company. Before joining Zimmer Biomet Holdings, Inc., he served as Senior Vice President and President for the Neuromodulation Operating Unit at Medtronic, leading an approximately $2 billion business focused on harnessing the power of neuromodulation to treat conditions like pain and movement disorders. Throughout his career, Mr. Njoku has served in several operational roles of increasing responsibility, including at UnitedHealth Group and Deloitte Consulting.

“We are thrilled to welcome Nnamdi to Omnicell and to have him serving in this newly created role,” stated Mr. Lipps. “Nnamdi has built an incredible reputation within the med tech industry and brings an outstanding combination of purpose-driven and values-based leadership with a solid record of driving business operations at scale. We believe his passion for harnessing the power of technology to improve healthcare access and solve unmet medical needs for all, along with his strategic insights, demonstrated execution capabilities, and leadership experience should help continue to position Omnicell for success.”

“I am excited to be joining Omnicell at this pivotal time in the Company’s rich history,” said Mr. Njoku. “Omnicell has a great track record of creating innovative solutions that are designed to address health systems more pressing issues within medication management. Omnicell’s focus on delivering outcomes-centric innovation that is intended to transform the pharmacy care delivery model inspires me. I couldn’t be happier to be part of this transformation, and I am looking forward to working with Randall and all Omnicell employees, as we focus on helping to improve patients’ lives through our efforts to enhance the future of pharmacy care. I look forward to the positive impact our innovative solutions will continue to have on people and communities.”

About Nnamdi Njoku

Prior to joining Omnicell, Mr. Njoku served as President – Sports Medicine, Surgical, Upper Extremities and Restorative Therapies of Zimmer Biomet Holdings, Inc., a global medical technology leader. Prior to Zimmer Biomet, Mr. Njoku served in various executive and operational leadership roles at Medtronic plc. Prior to Medtronic, Mr. Njoku worked in operational and corporate finance roles at UnitedHealth Group, and began his career at Deloitte Consulting, helping clients optimize their operations. Mr. Njoku served as Vice Chair of People’s Center Healthcare Services, a nationally recognized community health center serving diverse communities in the Minneapolis, Minn. area. He currently sits on the board for the Children’s Theatre Company, the nation’s largest and most acclaimed theatre for young people that serves a multigenerational audience. Mr. Njoku earned a Master of Business Administration from Cornell University and a Bachelor of Arts degree in Business Administration from the University of St. Thomas. He is a Fellow of the fourth class of Aspen Institute’s Health Innovators Fellowship, a member of the Aspen Global Leadership Network.

About Omnicell

Since 1992, Omnicell has been committed to transforming pharmacy care through outcomes-centric innovation designed to optimize clinical and business outcomes across all settings of care. Through a comprehensive portfolio of robotics, smart devices, intelligent software, and expert services, Omnicell solutions are helping healthcare facilities worldwide to reduce costs, improve labor efficiency, establish new revenue streams, enhance supply chain control, support compliance, and move closer to the industry vision of the Autonomous Pharmacy. To learn more, visit omnicell.com.

From time to time, Omnicell may use the Company’s investor relations website and other online social media channels, including its LinkedIn page www.linkedin.com/company/omnicell, and Facebook page www.facebook.com/omnicellinc, to disclose material non-public information and comply with its disclosure obligations under Regulation Fair Disclosure (“Reg FD”).

OMNICELL and the Omnicell logo are registered trademarks of Omnicell, Inc. or one of its subsidiaries.

Forward-Looking Statements

To the extent any statements contained in this press release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, statements including the words “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate,” “seek,” “predict,” “project,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control. Such statements include, but are not limited to, Omnicell’s expectations regarding the new chief operating officer appointment and impact on business strategy, operational excellence and customer experience improvement efforts, our ability to deliver long-term value and statements about Omnicell’s strategy, plans, objectives, promise, purpose and guiding principles, and goals. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) Omnicell’s ability to recruit and retain skilled and motivated personnel, (iii) risks related to Omnicell’s investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis, and its ability to acquire companies, businesses, or technologies and successfully integrate such acquisitions, (iv) Omnicell’s ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (v) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (vi) delays in installations of our medication management solutions or our more complex medication packaging systems, (vii) risks related to failing to maintain expected service levels when providing our Advanced Services or retaining our Advanced Services customers, (viii) Omnicell’s ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (ix) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, and (x) other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this press release. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

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